Events after the reporting period	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Events after the reporting period

36	Events after the reporting period

•	33rd issue debentures

In February 2025, the Company raised R$ 3.7 billion from the 33rd issue of simple, unsecured debentures, not convertible into shares, in three series, for public distribution, under the automatic registration process aimed at professional investors, according to CVM Instruction 160.

Additionally, in February 2025, interest rate swap operations were contracted for the 2nd series, swapping from IPCA + 7.5485% p.a. to CDI - 0.34% p.a., and for the 3rd series, swapping from IPCA + 7.3837% p.a. to CDI - 0.45% p.a.

•	Judicial Payment Order

As of April 9, 2025, SABESP informed its shareholders and the market in general that the Judicial Payment Orders Conciliation Chamber of the São Paulo Municipal Attorney General Office approved the last two proposed agreements formulated by Sabesp (“Agreements”) for the settlement of judicial payment order within the scope of the Call Notice for agreement No. 1/2024 (“Notice”).

The updated amounts, total R$ 2.48 billion (as of feb/2025). The discount percentage will be applied to such amount, according to the calculations to be carried out by the Board of Judicial Payment Orders Executions and Calculations of the São Paulo State Court of Justice (“DEPRE TJSP”).

Considering the expected parameters, an estimated amount of R$ 1,48 billion (as of feb/2025) is expected to be paid to SABESP over 6 months. It is worth noting that this estimated amount may vary due to DEPRE TJSP calculations.

•	Ordinary General Shareholder’s Meeting

As of April 29, 2025 was held the Annual Shareholder’s Meeting.